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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form S-8 (Registration No. 333-91837) pertaining to the Amended and Restated 1999 Stock Incentive Plan of iTurf Inc. of our report dated March 17, 2000, with respect to the consolidated financial statements of iTurf Inc. included in the Annual Report on Form 10-K for the fiscal year ended January 29, 2000.


                                  ERNST & YOUNG LLP

New York, New York
April 28, 2000